SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Fidelity Newbury Street Trust

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Funds of Fidelity Newbury Street Trust

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on May 12, 2015. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following brief overview is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Abigail P. Johnson

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to continuing to help you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals, depending on the funds in which you invest:

1.	For each fund, to elect a Board of Trustees. You are being asked to elect a Board of Trustees to oversee your fund.

2.	For Prime Fund only, to approve a reorganization between Prime Fund and Fidelity Government Money Market Fund. Specifically, you are being asked to approve an Agreement and Plan of Reorganization relating to the proposed acquisition of Prime Fund by Fidelity Government Money Market Fund.

Has the funds’ Board of Trustees approved each proposal?

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees believe that both of the proposals are in the best interests of shareholders and recommend that you vote FOR the proposals.

1. For each fund, to elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds, including Fidelity.

What is the affiliation of the Board and Fidelity?

The purpose of the Board is to ensure that shareholders’ best interests are protected in the operation of a mutual fund. The Board has nominated 10 individuals to serve as trustees for your fund. There are currently one “interested” and eight “independent” trustees. Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the funds, Fidelity Management & Research Company (FMR), or other entities under common control with FMR. Interested trustees are compensated by FMR. Independent trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each independent trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

2. For Prime Fund only, to approve an Agreement and Plan of Reorganization relating to the proposed acquisition of Prime Fund by Fidelity Government Money Market Fund.

What am I being asked to vote on?

You are being asked to vote on a reorganization between Prime Fund and Fidelity Government Money Market Fund. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (Agreement) relating to the proposed acquisition of Prime Fund by Fidelity Government Money Market Fund.

If the Agreement is approved by Prime Fund shareholders and the reorganization occurs, each shareholder of Prime Fund will become a shareholder of Fidelity Government Money Market Fund. Prime Fund will transfer all of its assets to Fidelity Government Money Market Fund in exchange for shares of Fidelity Government Money Market Fund and the assumption by Fidelity Government Money Market Fund of Prime Fund’s liabilities in complete liquidation of Prime Fund.

What are the reasons for and advantages of the proposed reorganization?

The proposal to reorganize Prime Fund into Fidelity Government Money Market Fund is part of a larger effort by Fidelity to streamline its money market fund offerings and make it easier for investors to select a fund or class that meets their needs.

Since the adoption in 2014 of new rules impacting the operation of money market funds, Fidelity has spent significant time assessing these rules, including the potential impact to our investors, and listening to their feedback. Investors have told us that they want access to stable NAV money market mutual funds that will not be subject to liquidity fees or redemption gates.

Fidelity Government Money Market Fund operates as a government money market fund that normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities (effective May 31, 2015, the fund’s principal investment strategy will change so that it normally invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully). In contrast, Prime Fund operates as a “prime” money market fund, which means that it can invest in high-quality, U.S. dollar-denominated, short-term money market securities from government and private issuers, including corporations and banks. Prime Fund would be subject to liquidity fees and redemption gates under the new money market fund rules.

By merging Prime Fund into Fidelity Government Money Market Fund, the reorganization will enable Prime Fund shareholders to continue investing in a fund that seeks to maintain a stable net asset value per share and avoid potential liquidity fees and redemptions gates that could be imposed if they maintained their investment in Prime Fund. Based on how shareholders use Prime Fund and investor feedback, the Board of Trustees believes that shareholders would prefer a fund that operates in this manner.

Do the funds have similar investment objectives and policies?

Yes, the funds generally have similar investment objectives and policies. One difference in the principal investment strategies of the funds is that Fidelity Government Money Market Fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities. (As noted above, effective May 31, 2015, Fidelity Government

Money Market Fund’s principal investment strategy will change so that it normally invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully.) Prime Fund does not have a similar principal investment strategy.

In addition, Prime Fund concentrates its investments in the financial services industry, which means that it invests more than 25% of its total assets in companies in that industry. Fidelity Government Money Market Fund does not have the ability to concentrate its investments in a particular industry.

Who bears the expenses associated with the reorganization?

As is typically the case with fund proposals intended to benefit existing shareholders, Prime Fund will bear the cost of the reorganization.

Is the reorganization considered a taxable event for federal income tax purposes?

No. The reorganization will not result in any gain or loss for federal income tax purposes either to Prime Fund or Fidelity Government Money Market Fund or to the shareholders of either fund. As a result, a shareholder’s exchange of his or her shares of Prime Fund for shares of Fidelity Government Money Market Fund in the merger transaction will not result in recognition of gain or loss for federal income tax purposes.

Prime Fund will be required to distribute any net realized capital gains (to the extent not offset by the fund’s capital loss carryforwards) and any net investment income to shareholders prior to the reorganization closing. Any such distributions will be taxable for taxable shareholders (even if reinvested into the fund).

How will the reorganization impact the expenses of Prime Fund?

As discussed more fully in the prospectus and proxy statement, the reorganization is expected to have no impact on the total operating expenses for shareholders of Prime Fund for a period of three years following the reorganization as a result of an expense limitation arrangement implemented by FMR.

What are your plans for Prime Fund in the event shareholders do not approve the reorganization proposal?

If shareholders of the fund do not approve the reorganization, FMR will consider other options including recommending the liquidation of the fund.

General Questions on the Proxy

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund’s proposal by the time of your shareholder meeting (May 12, 2015), the meeting may be adjourned to permit further solicitation of proxy votes.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. To hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is March 16, 2015.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

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An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Before investing, consider the funds’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or, if available, a summary prospectus containing this information. Read it carefully.

Fidelity Brokerage Services LLC, Member NYSE, SIPC

900 Salem Street, Smithfield, RI 02917

Fidelity Investments Institutional Services Company, Inc.

500 Salem Street, Smithfield, RI 02917

National Financial Services LLC, Member NYSE, SIPC,

200 Seaport Boulevard, Boston, MA 02210

FNST-PXL-0315 1.9863599.100	716981.4.0 © 2015 FMR LLC. All rights reserved.

Important Notice Regarding the Availability of

Proxy Materials for the

Shareholder Meeting to be held on May 12, 2015

The Letter to Shareholders, Notice of Meeting, and

Proxy Statement are available at www.proxyvote.com/proxy

GOVERNMENT FUND

PRIME FUND

TAX-EXEMPT FUND

TREASURY FUND

SERIES OF

FIDELITY NEWBURY STREET TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Government Fund, Prime Fund, Tax-Exempt Fund, and Treasury Fund (each, a fund, and collectively, the funds) will be held at an office of Fidelity Newbury Street Trust (the trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on May 12, 2015 at 1:30 p.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

(1)	For each fund, to elect a Board of Trustees.

(2)	For Prime Fund only, to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Prime Fund to Fidelity® Government Money Market Fund in exchange solely for corresponding shares of beneficial interest of Fidelity Government Money Market Fund and the assumption by Fidelity Government Money Market Fund of Prime Fund’s liabilities, in complete liquidation of Prime Fund.

The Board of Trustees has fixed the close of business on March 16, 2015 as the record date for the determination of the shareholders of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

SCOTT C. GOEBEL, Secretary

March 20, 2015

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

GOVERNMENT FUND

PRIME FUND

TAX-EXEMPT FUND

TREASURY FUND

SERIES OF

FIDELITY NEWBURY STREET TRUST

245 SUMMER STREET, BOSTON,

MASSACHUSETTS 02210

1-877-208-0098

FIDELITY® GOVERNMENT MONEY MARKET FUND

A SERIES OF

FIDELITY HEREFORD STREET TRUST

245 SUMMER STREET, BOSTON,

MASSACHUSETTS 02210

1-800-544-8544

PROXY STATEMENT AND PROSPECTUS

MARCH 20, 2015

This combined Proxy Statement and Prospectus (Proxy Statement) is furnished to shareholders of Government Fund, Prime Fund, Tax-Exempt Fund, and Treasury Fund (each a fund and collectively, the funds), each a series of Fidelity Newbury Street Trust (Newbury Street or the trust), in connection with a solicitation of proxies made by, and on behalf of, Newbury Street’s Board of Trustees to be used at the Special Meeting of Shareholders of Government Fund, Prime Fund, Tax-Exempt Fund, and Treasury Fund and at any adjournments thereof (the Meeting), to be held on May 12, 2015 at 1:30 p.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of Newbury Street and Fidelity Management & Research Company (FMR or the Adviser), each fund’s manager.

As more fully described in the Proxy Statement, shareholders are being asked to consider and vote on the following proposals.

Proposal Number	Proposal Description	Applicable Fund	Page
1	To elect a Board of Trustees.	All funds of the trust	5

2	To approve an Agreement and Plan of Reorganization (Agreement) providing for the transfer of all of the assets of Prime Fund to Fidelity® Government Money Market Fund (Government Money Market), a series of Fidelity Hereford Street Trust (Hereford Street) in exchange solely for shares of beneficial interest of Government Money Market and the assumption by Government Money Market of Prime Fund’s liabilities, in complete liquidation of Prime Fund (the Reorganization).	Prime Fund	19

If Proposal 2 is approved by the fund’s shareholders and the Reorganization occurs, each shareholder of Prime Fund will become a shareholder of Government Money Market. Prime Fund will transfer all of its assets to Government Money Market in exchange solely for shares of beneficial interest of Government Money Market and the assumption by Government Money Market Fund of Prime Fund’s liabilities in complete liquidation of Prime Fund. The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business of the New York Stock Exchange (the NYSE) on or about November 13, 2015, or such other time and date as the parties may agree (the Closing Date).

Government Money Market, a money market fund, is a diversified series of Hereford Street, an open-end management investment company registered with the Securities and Exchange Commission (the SEC). Government Money Market seeks as high a level of current income as is consistent with preservation of capital and liquidity. Government Money Market seeks to achieve its investment objective by normally investing at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities (effective May 31, 2015, normally investing at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities)).

The principal business address of FMR, each fund’s investment adviser and administrator, and Fidelity Investments Money Management, Inc. (FIMM), each fund’s sub-adviser, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy cards on or about March 20, 2015. For more detailed information about the solicitation with respect to each Proposal, please refer to the “Other Information About the Funds - Voting Information” section of this Proxy Statement. The Proxy Statement sets forth concisely the information about the Proposals that you should know before voting on the Proposals. Please read it carefully and keep it for future reference.

Solely for purposes of Proposal 2, the following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference, which means they are part of this Proxy Statement for legal purposes:

(i) the Statement of Additional Information dated March 20, 2015, relating to this Proxy Statement;

(ii) the Prospectus for Government Money Market dated June 28, 2014, as supplemented, a copy of which accompanies this Proxy Statement (as applicable);

(iii) the Statement of Additional Information for Government Money Market dated June 28, 2014, as supplemented;

(iv) the Semiannual Report for Government Money Market for the fiscal period ended October 31, 2014;

(v) the Prospectus for Prime Fund dated December 30, 2014, relating to Daily Money Class shares, as supplemented;

(vi) the Prospectus for Prime Fund dated December 30, 2014, relating to Capital Reserves Class shares, as supplemented; and

(vii) the Statement of Additional Information for Prime Fund dated December 30, 2014.

You can obtain free copies of each of the funds’ current Prospectuses, Statements of Additional Information, or annual or semiannual reports without charge by contacting Newbury Street or Hereford Street at FDC, 245 Summer Street, Boston, Massachusetts 02210, by calling 1-800-544-8544, or by visiting www.fidelity.com for Government Money Market, and 1-877-208-0098, or logging on to www.advisor.fidelity.com for Government Fund, Prime Fund, Tax-Exempt Fund or Treasury Fund.

Newbury Street and Hereford Street are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended. Accordingly, each must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC’s Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022, and the SEC’s Midwest Regional Office, 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

PROPOSAL 1 (ALL FUNDS)

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. Except for Geoffrey A. von Kuhn, all nominees are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Mr. von Kuhn is currently a Member of the Advisory Board of the trust and has served in that capacity continuously since originally appointed. As of December 31, 2014, except for Elizabeth S. Acton, John Engler, and Mr. von Kuhn, each of the nominees oversees 233 funds. Ms. Acton and Mr. Engler each oversee 215 funds. Mr. von Kuhn is currently a nominee for Trustee for 70 funds advised by FMR or an affiliate.

Ms. Acton, Mr. Engler, and Robert F. Gartland were selected by the trust’s Governance and Nominating Committee and were appointed to the Board on January 1, 2013, November 20, 2014, and March 1, 2010, respectively. Mr. von Kuhn was selected by the Board and was appointed as a Member of the Advisory Board effective March 10, 2015. An executive officer of FMR recommended Mr. von Kuhn. A third-party search firm retained by the Independent Trustees recommended Ms. Acton and Messrs. Engler and Gartland.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Abigail P. Johnson (1961)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (investment adviser firm, 2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Mr. von Kuhn also serves as a Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.
**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International

Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

*	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

As of December 31, 2014, approximately 30.04% of Government Fund’s total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Ms. Johnson’s deemed ownership of Government Fund’s shares, the nominees, Trustees, and officers of the funds owned, in the aggregate, less than 1% of each fund’s total outstanding shares.

In transactions during the period February 1, 2013 through December 31, 2014, Mr. von Kuhn exchanged shares of one class of FMR LLC stock for an equal number of shares of another class of FMR LLC stock.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Each fund’s Board, which is currently composed of one interested and eight Independent Trustees, met eight times during the fund’s most recent fiscal year ended October 31, 2014. Following the election, it is expected each fund’s Board will include two interested Trustees and eight Independent Trustees, and will meet at least six times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of December 31, 2014 by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix A.

Trustee compensation information for each fund of the current Board is included in Appendix B.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board generally oversees Fidelity’s investment-grade bond, money market, and asset allocation funds and other Boards generally oversee Fidelity’s equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended October 31, 2014, the committee held eleven meetings.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers’ internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended October 31, 2014, the committee held five meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended October 31, 2014, the committee held five meetings.

The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended October 31, 2014, the committee held eight meetings. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firms of PricewaterhouseCoopers LLP (PwC) and Deloitte & Touche LLP (Deloitte) have been selected as the independent registered public accounting firms for each of the funds, as indicated in Appendix C. PwC and Deloitte, in accordance with Public Company

Accounting Oversight Board rules, have each confirmed to the trust’s Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relate directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by fund audit firms to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are not required to be approved, but are reported to the Audit Committee annually.

The trust’s Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC and Deloitte to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte in their audit of the funds taking into account representations from PwC and Deloitte, in accordance with Public Company Accounting Oversight Board rules, regarding the independence of each from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended October 31, 2014 and October 31, 2013, the fees billed by PwC and Deloitte for services rendered to each fund are shown in Appendix C, which also provides the independent registered public accounting firm for each fund.

In each of the fiscal years ended October 31, 2014 and October 31, 2013, the fees billed by PwC and Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds are shown in Appendix C.

For each of the fiscal years ended October 31, 2014 and October 31, 2013, the aggregate non-audit fees billed by PwC and Deloitte for services rendered to the funds and any Fund Service Provider are shown in Appendix C.

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the “de minimis” exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

OFFICERS OF THE TRUST

The executive officers of the trust include: Elizabeth Paige Baumann, Marc Bryant, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Chris Maher, Nancy D. Prior, Kenneth B. Robins, Stephen Sadoski, Stacie M. Smith, Renee Stagnone, Michael H. Whitaker, and Joseph F. Zambello. Additional information about the executive officers of the trust can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail

Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc.

(2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR’s Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)

Year of Election or Appointment: 2012

Vice President of Fidelity’s Money Market Funds

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2 (PRIME FUND ONLY)

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN PRIME FUND AND GOVERNMENT MONEY MARKET

SYNOPSIS

The following is a summary of certain information contained elsewhere in the description of this Proposal 2 in this Proxy Statement, in the Agreement, and/or in the Prospectuses and Statements of Additional Information of Prime Fund and Government Money Market, which are incorporated herein by reference. Shareholders should read the entire Proxy Statement and the Prospectus of Government Money Market carefully for more complete information.

Certain arrangements described herein, including without limitation, the establishment of Daily Money Class and Capital Reserves Class, are not currently in effect for Government Money Market, but rather are expected to become effective prior to consummation of the Reorganization.

What proposal am I being asked to vote on?

As more fully described in the “Proposed Transaction” below, shareholders of Prime Fund are being asked to approve the Agreement relating to the proposed acquisition of Prime Fund by Government Money Market.

Shareholders of record as of the close of business on March 16, 2015 will be entitled to vote at the Meeting.

If the Agreement is approved by fund shareholders and the Reorganization occurs, each shareholder of Prime Fund will become a shareholder of Government Money Market instead. Prime Fund will transfer all of its assets to Government Money Market in exchange solely for shares of beneficial interest of Government Money Market and the assumption by Government Money Market of Prime Fund’s liabilities in complete liquidation of the fund. Each shareholder of Prime Fund will receive shares of the corresponding class of Government Money Market. The Reorganization is currently scheduled to take place as of the close of business of the NYSE on the Closing Date.

For more information, please refer to the section entitled “The Proposed Transaction - Agreement and Plan of Reorganization.”

Has the Board of Trustees approved the proposal?

Yes. The fund’s Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

What are the reasons for the proposal?

The fund’s Board of Trustees, including all of the Independent Trustees, recommends that the shareholders of Prime Fund approve the Agreement, which provides for the merger of their fund into Government Money Market. This proposal is part of a larger effort by Fidelity to streamline its money market fund offerings and make it easier for investors to select a fund or class that meets their needs. By merging Prime Fund into Government Money Market, which will be managed as a government money market fund under SEC rules, the Reorganization will enable Prime Fund shareholders to continue investing in a fund that seeks to maintain a stable net asset value per share and avoid potential liquidity fees and redemption gates that could be imposed if they maintained their investment in Prime Fund. Based on how shareholders use Prime Fund and investor feedback, the Board of Trustees believes that shareholders would prefer a fund that operates in this manner.

The Board of Trustees considered the following factors, among others, in determining to recommend that shareholders vote in favor of the Reorganization by approving the Agreement:

•	The Reorganization will enable Prime Fund shareholders to pursue a substantially similar investment objective and similar investment strategies in a larger combined fund with identical total expenses.

•	Merging Prime Fund into a government money market fund will reduce the credit risk exposure of Prime Fund shareholders, but would also likely result in lower yields for shareholders.

•	The fee structure of the new Daily Money Class and Capital Reserves Class shares that Prime Fund shareholders will receive and the fact that the total expense ratio of Daily Money Class and Capital Reserves Class shares will be capped at the same level as the current total expense ratio of Prime Fund (which cap cannot be increased or removed for a period of three years following the Reorganization without approval by the fund’s Board of Trustees).

•	The Agreement contains provisions designed to protect shareholders from dilution.

•	The Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

For more information, please refer to the section entitled “The Proposed Transaction - Reasons for the Reorganization.”

How will you determine the number of shares of Government Money Market that I will receive?

As provided in the Agreement, Prime Fund will distribute shares of Government Money Market to its shareholders so that each shareholder will receive the number of full and fractional shares of Government Money Market equal to the number of shares of Prime Fund held by such shareholder on the Closing Date.

For more information, please refer to the section entitled “The Proposed Transaction - Agreement and Plan of Reorganization.”

What class of shares of Government Money Market will I receive?

Holders of shares of Daily Money Class and Capital Reserves Class shares of Prime Fund will receive Daily Money Class and Capital Reserves Class shares of Government Money Market, respectively. Daily Money Class and Capital Reserves Class shares of Government Money Market are being created to facilitate the Reorganization.

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Prime Fund or Government Money Market or to the shareholders of either fund.

For more information, please refer to the section entitled “The Proposed Transaction - Federal Income Tax Considerations.”

How do the funds’ investment objectives, strategies, policies, and limitations compare?

Although the funds have substantially similar investment objectives and similar principal investment strategies, there are some differences of which you should be aware. The following compares the investment objectives and principal investment strategies of Prime Fund and Government Money Market:

Prime Fund	Government Money Market
Investment Objective (subject to change only by shareholder approval)	Investment Objective (subject to change only by shareholder approval)

Prime Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.	Government Money Market seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies	Principal Investment Strategies

Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized ratings services, U.S. Government securities, and repurchase agreements.	No corresponding principal investment strategy.

No corresponding principal investment strategy.	Until May 31, 2015: normally investing at least 80% of assets in U.S. Government securities and repurchase agreements for those securities. Effective May 31, 2015: normally investing at least 99.5% of the fund’s total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Certain issuers of U.S. Government securities are sponsored or chartered by Congress, but their securities are neither issued nor guaranteed by the U.S. Treasury.*

Prime Fund	Government Money Market
No corresponding principal investment strategy.	Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.

Potentially entering into reverse repurchase agreements.	Same principal strategy.

Investing more than 25% of total assets in the financial services industries.	No corresponding principal investment strategy.

Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.	Same principal strategy.

*	The Board approved the revised investment strategy to comply with certain new requirements applicable to government money market funds.

For a comparison of the principal risks associated with the funds’ principal investment strategies, please refer to the section entitled “Comparison of Principal Risk Factors.”

Although the funds have similar fundamental and non-fundamental investment policies and limitations, there are some differences of which you should be aware. The following summarizes the investment policy and limitation differences between Prime Fund and Government Money Market:

Prime Fund	Government Money Market
Fundamental policies and limitations (subject to change only by shareholder vote)	Fundamental policies and limitations (subject to change only by shareholder vote)

No corresponding policy or limitation.	Short Sales. The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Prime Fund	Government Money Market
No corresponding policy or limitation.	Margin Purchases. The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that payment of initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Concentration. The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.	Concentration. The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Commodities. The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.	Commodities. The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts).

Non-Fundamental Policies and Limitations	Non-Fundamental Policies and Limitations

Short Sales. The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.	No corresponding policy or limitation.

Prime Fund	Government Money Market
Margin Purchases. The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.	No corresponding policy or limitation.

Commodities. The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.	No corresponding policy or limitation.

Shareholder Notice: Prime Fund does not intend to purchase futures contracts or options on futures contracts. This operating policy may be changed only upon approval by the Board of Trustees and 60 days’ notice to shareholders.	No corresponding policy or limitation.

Except as noted above, the funds have the same fundamental and non-fundamental investment policies and limitations.

For more information about the funds’ investment objectives, strategies, policies, and limitations, please refer to the “Investment Details” section of the funds’ Prospectuses, and to the “Investment Policies and Limitations” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Government Money Market.

How do the funds’ management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of Prime Fund and Government Money Market:

Management of the Funds

The introductory section to this Proxy Statement provides the principal business address of FMR, each fund’s investment adviser and administrator and FIMM, a sub-adviser to the funds.

As the manager, FMR has overall responsibility for directing the funds’ investments and handling their business affairs. As of December 31, 2013, FMR had approximately $881.7 million in discretionary assets under management, and approximately $1.94 trillion when combined with all of its affiliates’ assets under management.

FIMM serves as sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for the funds. As of December 31, 2013, FIMM had approximately $603.0 billion in discretionary assets under management.

Fidelity Management & Research (U.K.) Inc., located at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited, located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited (formerly Fidelity Management & Research (Japan) Inc.), located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to the funds.

FMR and each of the sub-advisers are expected to continue serving as manager or sub-adviser of the combined fund after the Reorganization.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Each fund pays FMR a management fee at an annual rate of 0.25% of the fund’s average net assets. Under each fund’s management contract, FMR is not responsible for paying the fund’s operating expenses.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for Prime Fund is available in the fund’s annual report for the fiscal period ended October 31, 2014. The basis for the Board of Trustees approving the management contract and sub-advisory agreements for Government Money Market is available in the fund’s semi-annual report for the fiscal period ended October 31, 2014, and will be included in the fund’s annual report for the fiscal period ending April 30, 2015.

If the Reorganization is approved, the combined fund will retain Government Money Market’s management fee structure.

For more information about fund management, please refer to the “Fund Management” section of the funds’ Prospectuses, and to the “Control of Investment Advisers” and “Management Contracts” sections of the funds’ Statements of Additional Information, each of which is incorporated herein by reference.

Expense Limitation Arrangements

FMR has voluntarily agreed to reimburse Daily Money Class and Capital Reserves Class of Prime Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed 0.70% and 0.95%, respectively. Voluntary arrangements may be discontinued at any time.

FMR has contractually agreed to limit the total operating expenses of Daily Money Class and Capital Reserves Class of Government Money Market (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) to 0.70% and 0.95%, respectively, of its average net assets for a period of three years following the Reorganization. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees. As a result of this expense limitation, the Reorganization is expected to have no impact on the total operating expense ratio for Prime Fund shareholders beginning on the first business day after the effective date of the Reorganization through June 30, 2019. After June 30, 2019, the expenses of Daily Money Class and Capital Reserves Class of Government Money Market could increase.

For more information about the funds’ fees and operating expenses, please refer to the funds’ Prospectuses, which are incorporated herein by reference, and to “Annual Fund Operating Expenses” below.

If the proposed Reorganization is not approved, the fund will maintain its current expense structure.

Distribution of Fund Shares

The introductory section to this Proxy Statement provides the principal business address of FDC, each fund’s principal underwriter and distribution agent.

Each of Daily Money Class and Capital Reserves Class of Prime Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which Daily Money Class pays a monthly 12b-1 (service) fee and Capital Reserves Class pays a monthly 12b-1 (distribution) fee and 12b-1 (service fee) to FDC.

If the Reorganization is approved, the Distribution and Service Plans for the combined fund will remain unchanged, as the new Daily Money Class and Capital Reserves Class of Government Money Market will adopt identical Distribution and Service Plans to those currently in place for the corresponding class of Prime Fund.

For more information about fund distribution, please refer to the “Fund Distribution” section of the funds’ Prospectuses, and to the “Distribution Services” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Daily Money Class and Capital Reserves Class of Government Money Market, please see Attachment 1.

How do the funds’ fees and operating expenses compare, and what are the combined fund’s fees and operating expenses estimated to be following the Reorganization?

The following tables allow you to compare the fees and expenses of each fund and to analyze the pro forma estimated fees and expenses of the combined fund.

In addition to the Reorganization, the Board has approved two other reorganizations in which Government Money Market is the surviving fund: Government Fund, a series of Fidelity Newbury Street Trust, reorganizing into Government Money Market and Fidelity

U.S. Government Reserves, a series of Fidelity Phillips Street Trust, reorganizing into Government Money Market (the Non-Contingent Reorganizations). Each of the Non-Contingent Reorganizations is subject to a separate agreement and plan of reorganization and is not required to be approved by Prime Fund shareholders. None of these reorganizations are contingent upon the other reorganizations. The following tables also provide pro forma estimated fees and expenses assuming all three mergers are completed.

Annual Fund Operating Expenses

The following tables show the fees and expenses of Prime Fund and Government Money Market for the 12 months ended October 31, 2014, adjusted to reflect current fees for Government Money Market, and the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization (excluding voluntary reimbursements). The following tables also show the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization and the Non-Contingent Reorganizations (excluding voluntary reimbursements). Annual fund operating expenses are paid by each fund or class, as applicable.

Taking into account the voluntary arrangements discussed in “Expense Limitation Agreements,” above, the Reorganization is expected to have no impact on the total operating expenses for shareholders of Prime Fund.

Note: Prime Fund had a voluntary expense cap during the 12 months ended October 31, 2014 (see “Synopsis – Expense Limitation Arrangements” for a summary of this arrangement). Expenses of Prime Fund shown in the Annual Fund Operating Expenses table below do not reflect the voluntary expense cap. For the twelve months ended October 31, 2014, total annual operating expenses of Daily Money Class of Prime Fund were reduced from 0.74% to 0.70% and of Capital Reserves Class of Prime Fund were reduced from 0.99% to 0.95%. The voluntary expense cap may be discontinued by FMR at any time.

Daily Money Class

Shareholder Fees (paid directly from your investment)

	Prime Fund	Government Money Market	Government Money Market Pro Forma Combined (Prime Fund Reorganization Only)	Government Money Market Pro Formas Combined (Prime Fund, Government Fund and Fidelity U.S. Government Reserves Reorganizations)
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Prime Fund	Government Money MarketA		Government Money Market Pro Forma Combined (Prime Fund Reorganization Only) A		Government Money Market Pro Formas Combined (Prime Fund, Government Fund and Fidelity U.S. Government Reserves Reorganizations)A
Management fee	0.25%	0.25%		0.25%		0.25%
Distribution and/or Service (12b-1) fees	0.25%	0.25%		0.25%		0.25%
Other expenses	0.24%	0.22%		0.22%		0.22%

Total annual operating expenses	0.74%	0.72%		0.72%		0.72%
Fee waiver and/or expense reimbursement	None	0.02	%B	0.02	%B	0.02	%B

Total annual operating expenses after fee waiver and/or expense reimbursement	0.74%	0.70%		0.70%		0.70%

A	Based on estimated expenses for the 12 months ended October 31, 2014.
B	FMR has contractually agreed to reimburse Daily Money Class of Government Money Market to the extent that total operating expenses (excluding interest, certain taxes,

certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.70%. These arrangements will remain in effect through June 30, 2019. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees.

Capital Reserves Class

Shareholder Fees (paid directly from your investment)

	Prime Fund	Government Money Market	Government Money Market Pro Forma Combined (Prime Fund Reorganization Only)	Government Money Market Pro Formas Combined (Prime Fund, Government Fund and Fidelity U.S. Government Reserves Reorganizations)
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Prime Fund	Government Money MarketA		Government Money Market Pro Forma Combined (Prime Fund Reorganization Only) A		Government Money Market Pro Formas Combined (Prime Fund, Government Fund and Fidelity U.S. Government Reserves Reorganizations)A
Management fee	0.25%	0.25%		0.25%		0.25%
Distribution and/or Service (12b-1) fees	0.50%	0.50%		0.50%		0.50%
Other expenses	0.24%	0.22%		0.22%		0.22%

Total annual operating expenses	0.99%	0.97%		0.97%		0.97%
Fee waiver and/or expense reimbursement	None	0.02	%B	0.02	%B	0.02	%B

Total annual operating expenses after fee waiver and/or expense reimbursement	0.99%	0.95%		0.95%		0.95%

A	Based on estimated expenses for the 12 months ended October 31, 2014.
B	FMR has contractually agreed to reimburse Capital Reserves Class of Government Money Market to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.95%. These arrangements will remain in effect through June 30, 2019. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return after giving effect to the Reorganization and the Non-Contingent Reorganizations. The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated.

Daily Money Class

	Prime Fund	Government Money MarketA	Government Money Market Pro Forma Combined (Prime Fund Reorganization Only) A	Government Money Market Pro Formas Combined (Prime Fund, Government Fund and Fidelity U.S. Government Reserves Reorganizations)A
1 year	$76	$72	$72	$72
3 years	$237	$224	$224	$224
5 years	$411	$391	$391	$391
10 years	$918	$885	$885	$885

A	Based on estimated expenses for the 12 months ended October 31, 2014.

Capital Reserves Class

	Prime Fund	Government Money MarketA	Government Money Market Pro Forma Combined (Prime Fund Reorganization Only) A	Government Money Market Pro Formas Combined (Prime Fund, Government Fund and Fidelity U.S. Government Reserves Reorganizations)A
1 year	$101	$97	$97	$97
3 years	$315	$303	$303	$303
5 years	$547	$527	$527	$527
10 years	$1,213	$1,181	$1,181	$1,181

A	Based on estimated expenses for the 12 months ended October 31, 2014.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Do the procedures for purchasing and redeeming shares of the funds differ?

The procedures for purchasing and redeeming shares of the funds are the same. If the Reorganization is approved, the procedures for purchasing and redeeming shares of each of the corresponding classes of the combined fund will remain unchanged.

Prime Fund expects to close to new accounts prior to the Reorganization. Shareholders of Prime Fund as of that date can continue to purchase shares of the fund. Shareholders of Prime Fund may redeem shares of the fund through the Closing Date of the Reorganization.

For information about the procedures for purchasing and redeeming the funds’ shares, please refer to the “Additional Information about the Purchase and Sale of Shares” section of the funds’ Prospectuses, and to the “Buying, Selling and Exchanging Information” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Daily Money Class and Capital Reserves Class of Government Money Market, please see Attachment 1.

Do the funds’ exchange privileges differ?

No. The exchange privileges currently offered by each of the corresponding classes of the funds are the same. If the Reorganization is approved, the exchange privilege offered by the combined fund will remain unchanged.

For more information about the funds’ exchange privileges, please refer to the “Exchanging Shares” section of the funds’ Prospectuses, and to the “Buying, Selling, and Exchanging Information” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Daily Money Class and Capital Reserves Class of Government Money Market, please see Attachment 1.

Do the funds’ dividend and distribution policies differ?

No. The funds’ dividend and distribution policies are the same. If the Reorganization is approved, the dividend and distribution policies of the combined fund will remain unchanged.

On or before the Closing Date, Prime Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

For information about the funds’ dividend and distribution policies, please refer to the “Dividends and Capital Gain Distributions” section of the funds’ Prospectuses, and to the “Distributions and Taxes” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Daily Money Class and Capital Reserves Class of Government Money Market, please see Attachment 1.

Who bears the expenses associated with the Reorganization?

Prime Fund will bear the cost of the Reorganization, provided the expenses do not exceed its classes’ existing voluntary expense caps. Expenses exceeding a class’s voluntary expense cap will be paid by FMR. Any transaction costs associated with portfolio adjustments to Prime Fund due to the Reorganization that occur prior to the Closing Date will be borne by the fund notwithstanding each class’s voluntary expense cap.

For more information, please refer to the section entitled “Voting Information - Solicitation of Proxies; Expenses.”

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund’s performance. A fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund’s reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following is a summary of the principal risks associated with an investment in the funds. Because the funds have substantially similar investment objectives and similar strategies as described above, the funds are subject to substantially similar investment risks.

What risks are associated with an investment in each of the funds?

Each fund is subject to the following principal risks:

Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

What additional risks are associated with an investment in Prime Fund?

Prime Fund is subject to the following principal risks, which are not principal risks generally associated with an investment in Government Money Market:

Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.

Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

For more information about the principal risks associated with an investment in the funds, please refer to the “Investment Details” section of the funds’ Prospectuses, and to the “Investment Policies and Limitations” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to the Daily Money Class and Capital Reserves Class of Government Money Market, please see Attachment 1.

How do the funds compare in terms of their performance?

The following information provides some indication of the risks associated with an investment in the funds. The information illustrates the changes in the performance of each fund’s shares from year to year. Past performance is not an indication of future performance.

Prime Fund – Daily Money Class

During the periods shown in the chart for the fund	Returns	Quarter ended
Highest Quarter Return	1.21%	September 30, 2007
Lowest Quarter Return	0.00%	March 31, 2014

Government Money Market

During the periods shown in the chart for the fund	Returns	Quarter ended
Highest Quarter Return	1.25%	December 31, 2006
Lowest Quarter Return	0.00%	March 31, 2013

Average Annual Returns

Prime Fund

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Daily Money Class	0.01%	0.01%	1.46%
Capital Reserves Class	0.01%	0.01%	1.35%

Government Money Market

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Government Money Market	0.01%	0.01%	1.50%

THE PROPOSED TRANSACTION

Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.

The Agreement contemplates (a) Government Money Market acquiring as of the Closing Date all of the assets of Prime Fund in exchange solely for shares of Government Money Market and the assumption by Government Money Market of Prime Fund’s liabilities; and (b) the distribution of shares of Government Money Market to the shareholders of Prime Fund as provided for in the Agreement.

The value of Prime Fund’s assets to be acquired by Government Money Market and the amount of its liabilities to be assumed by Government Money Market will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Government Money Market’s then-current Prospectus and Statement of Additional Information. The net asset value of a share of Government Money Market will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information (Valuation Procedures). If the difference between (i) the net asset value per share of either fund computed using the amortized cost valuation in accordance with the Valuation Procedures and (ii) the net asset value per share of the same Fund using mark-to-market valuations as set forth in the Fund’s Procedures to Stabilize Money Market Fund Net Asset Value per Share Under Rule 2a-7 equals or exceeds $0.0025 as of the Closing Date, the Closing Date will be postponed until such time as the per share difference is less than $0.0025, unless the Boards of Prime Fund and Government Money Market determine in their discretion to proceed with the Reorganization on the Closing Date.

As of the Closing Date, Government Money Market will deliver to Prime Fund, and Prime Fund will distribute to its shareholders of record, shares of Government Money Market so that each Prime Fund shareholder will receive the number of full and fractional shares of Government Money Market equal in value to the aggregate net asset value of shares of Prime Fund held by such shareholder on the Closing Date; Prime Fund will be liquidated as soon as practicable thereafter. Each Prime Fund shareholder’s account shall be credited with the respective pro rata number of full and fractional shares of Government Money Market due that shareholder. The net asset value per share of Government Money Market will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder’s interest.

Any transfer taxes payable upon issuance of shares of Government Money Market in a name other than that of the registered holder of the shares on the books of Prime Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Prime Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Prime Fund is liquidated.

Prime Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and the Proxy Statement, together with the cost of any supplementary solicitation, provided the expenses do not exceed its classes’ existing voluntary expense caps. Expenses exceeding a class’s voluntary expense cap will be paid by FMR.

If shareholders approve the Reorganization, FMR may sell certain securities held by the funds and purchase other securities. Any transaction costs associated with portfolio adjustments to Prime Fund and Government Money Market due to the Reorganization that occur prior to the Closing Date will be borne by Prime Fund and Government Money Market, respectively. Any transaction costs associated with portfolio adjustments to Prime Fund and Government Money Market due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Government Money Market that occur after the Closing Date will be borne by Government Money Market. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Prime Fund shareholders’ interests may be made subsequent to the Meeting.

Reasons for the Reorganization

This proposal is part of a larger effort by Fidelity to streamline its money market fund offerings and make it easier for investors to select a fund or class that meets their needs. By merging Prime Fund into Government Money Market, which will be managed as a government money market fund under SEC rules, the Reorganization will enable Prime Fund shareholders to continue investing in a fund that seeks to maintain a stable net asset value per share and avoid potential liquidity fees and redemption gates that could be imposed if they maintained their investment in Prime Fund. Based on how shareholders use Prime Fund and investor feedback, the Board of Trustees (the Board) believes that shareholders would prefer a fund that operates in this manner.

FMR proposed the Reorganization to each fund’s Board at a meeting of the Boards held on January 14, 2015. In determining whether to approve the Reorganization, each fund’s Board considered a number of factors, including the following:

(1)	the compatibility of the investment objectives, strategies, and policies of the funds;

(2)	the historical performance of the funds;

(3)	the fees and expenses and the relative expense ratios of the funds;

(4)	the potential benefit of the Reorganization to shareholders of the funds;

(5)	the costs to be incurred by each fund as a result of the Reorganization;

(6)	the tax consequences of the Reorganization;

(7)	the relative size of the funds;

(8)	the elimination of duplicative funds; and

(9)	the potential benefit of the Reorganization to FMR and its affiliates.

The Boards also considered the fee structure of the new Daily Money Class and Capital Reserves Class that Prime Fund shareholders will receive and the fact that the total expense ratio of each of Daily Money Class and Capital Reserves Class will be capped at the same level as the current total expense ratio of corresponding classes of Prime Fund (which cap cannot be increased or removed for a period of three years following the Reorganization without approval by the fund’s Board). In addition, Prime Fund will bear its applicable expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations relating to the Reorganization.

Each fund’s Board considered that the Agreement contains provisions designed to protect shareholders from dilution and that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Each fund’s Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

Description of the Securities to be Issued

Holders of Daily Money Class and Capital Reserves Class shares of Prime Fund will receive Daily Money Class and Capital Reserves Class shares of Government Money Market, respectively. Daily Money Class and Capital Reserves Class shares of Government Money Market are being created to facilitate the Reorganization and will commence operations before the Closing Date of the Reorganization.

Government Money Market is a series of Hereford Street. The Trustees of Hereford Street are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Government Money Market represents an equal proportionate interest with each other share of the fund, and each such share of Government Money Market is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Government Money Market is entitled to one vote for each dollar of net asset value of the fund that shareholder owns, with fractional dollar amounts entitled to a proportionate fractional vote. Shares of Government Money Market have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth in the “Description of the Trust - Shareholder Liability” section of the fund’s Statement of Additional Information, which is incorporated herein by reference.

Hereford Street does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees.

Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust’s outstanding shares.

For more information about voting rights and dividend rights, please refer to the “Description of the Trust - Voting Rights” and the “Distributions and Taxes” sections, respectively, of Government Money Market’s Statement of Additional Information, which is incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the “Additional Information about the Purchase and Sale of Shares” and the “Exchanging Shares” sections, respectively, of Government Money Market’s Prospectus, which is incorporated herein by reference. For more information on Daily Money Class and Capital Reserves Class of Government Money Market, please see Attachment 1.

Federal Income Tax Considerations

The exchange of Prime Fund’s assets for Government Money Market’s shares and the assumption of the liabilities of Prime Fund by Government Money Market is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code (the Code). With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Prime Fund and Government Money Market, substantially to the effect that:

(i) The acquisition by Government Money Market of substantially all of the assets of Prime Fund in exchange solely for Government Money Market shares and the assumption by Government Money Market of all liabilities of Prime Fund followed by the distribution of Government Money Market shares to the Prime Fund shareholders in exchange for their Prime Fund shares in complete liquidation and termination of Prime Fund will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Prime Fund will recognize no gain or loss upon the transfer of substantially all of its assets to Government Money Market in exchange solely for Government Money Market shares and the assumption by Government Money Market of all liabilities of Prime Fund;

(iii) Prime Fund will recognize no gain or loss upon the distribution to its shareholders of the Government Money Market shares received by Prime Fund in the Reorganization;

(iv) Government Money Market will recognize no gain or loss upon the receipt of the assets of Prime Fund in exchange solely for Government Money Market shares and the assumption of all liabilities of Prime Fund;

(v) The adjusted basis to Government Money Market of the assets of Prime Fund received by Government Money Market in the Reorganization will be the same as the adjusted basis of those assets in the hands of Prime Fund immediately before the exchange;

(vi) Government Money Market’s holding periods with respect to the assets of Prime Fund that Government Money Market acquires in the Reorganization will include the respective periods for which those assets were held by Prime Fund (except where investment activities of Government Money Market have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Prime Fund shareholders will recognize no gain or loss upon receiving Government Money Market shares in exchange solely for Prime Fund shares;

(viii) The aggregate basis of the Government Money Market shares received by a Prime Fund shareholder in the Reorganization will be the same as the aggregate basis of the Prime Fund shares surrendered by the Prime Fund shareholder in exchange therefor; and

(ix) A Prime Fund shareholder’s holding period for the Government Money Market shares received by the Prime Fund shareholder in the Reorganization will include the holding period during which the Prime Fund shareholder held Prime Fund shares surrendered in exchange therefor, provided that the Prime Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Shareholders of Prime Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Prime Fund is a diversified series of Newbury Street, an open-end management investment company organized as a Delaware statutory trust on June 20, 1991. Government Money Market is a diversified series of Hereford Street, an open-end management investment company organized as a Delaware statutory trust on November 18, 1999. Newbury Street and Hereford Street are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Delaware statutory trusts, governed by substantially similar Trust Instruments, the rights of the security holders of Prime Fund under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the “Description of the Trust” section of the funds’ Statements of Additional Information, which are incorporated herein by reference.

Operations of Government Money Market Following the Reorganization

FMR does not expect Government Money Market to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Government Money Market’s management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Government Money Market in their current capacities.

Capitalization

The following table shows the capitalization of Prime Fund and Government Money Market as of February 28, 2015, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization. The following table also shows the capitalization on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization and the Non-Contingent Reorganizations. As of February 28, 2015, the net assets of Prime Fund were $17,790,453,806, or 109.6% of Government Money Market.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Prime Fund(a)
Daily Money Class	$7,762,958,767	$1.00	7,761,346,568
Capital Reserves Class	$10,027,495,039	$1.00	10,024,867,373
Government Money Market
Retail Class	$16,239,459,596	$1.00	16,239,211,980
Government Money Market Pro Forma Combined Fund (Prime Fund Reorganization only)
Daily Money Class	$7,762,958,767	$1.00	7,761,346,568
Capital Reserves Class	$10,027,495,039	$1.00	10,024,867,373
Retail Class	$16,239,459,596	$1.00	16,239,211,980
Government Money Market Pro Forma Combined (Prime Fund, Government Fund and Fidelity U.S. Government Reserves Reorganizations)
Premium Class	$2,164,935,012	$1.00	2,164,462,350
Daily Money Class	$7,767,489,397	$1.00	7,765,877,043
Capital Reserves Class	$10,032,570,218	$1.00	10,029,942,306
Retail Class	$16,239,459,596	$1.00	16,239,211,980

(a)	Estimated proxy related costs of $2,039,000 will be fully reimbursed pursuant to FMR’s voluntary expense cap.

The table above assumes that the Reorganization and the Non-Contingent Reorganizations, as applicable, occurred on February 28, 2015. The table is for informational purposes only. No assurance can be given as to how many Government Money Market shares will be received by shareholders of Prime Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Government Money Market that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Boards of Trustees of Newbury Street and Hereford Street at a meeting held on January 14, 2015. The Boards of Trustees determined that the proposed Reorganization is in the best interests of shareholders of Prime Fund and Government Money Market and that the interests of existing shareholders of Prime Fund and Government Money Market would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Prime Fund will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Newbury Street may consider other proposals for the reorganization or liquidation of the fund.

The Board of Trustees of Prime Fund unanimously recommends that shareholders vote IN FAVOR of the Reorganization by approving the Agreement.

FINANCIAL HIGHLIGHTS AND OTHER INFORMATION ABOUT THE FUNDS

Government Money Market’s financial highlights for the fiscal year ended April 30, 2014 (audited), updated to include semi-annual data for the six month period ended October 31, 2014 (unaudited), are shown in the table below:

Financial Highlights

	Six months ended October 31, 2014 (Unaudited)		Years ended April 30,
			2014		2013		2012		2011		2010
Selected Per–Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from Investment Operations
Net investment income (loss)	–	E	–	E	–	E	–	E	–	E	.001
Net realized and unrealized gain (loss)E	–		–		–		–		–		–

Total from investment operations	–	E	–	E	–	E	–	E	–	E	.001

Distributions from net investment income	–	E	–	E	–	E	–	E	–	E	(.001)
Distributions from net realized gain	–		–		–		–		–	E	–	E

Total distributions	–	E	–	E	–	E	–	E	–	E	(.001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total ReturnB, C	.01%		.01%		.01%		.01%		.01%		.09%
Ratios to Average Net AssetsD
Expenses before reductions	.42	%A	.42%		.42%		.42%		.42%		.42%
Expenses net of fee waivers, if any	.10	%A	.11%		.19%		.16%		.26%		.35%
Expenses net of all reductions	.10	%A	.11%		.19%		.16%		.26%		.35%
Net investment income (loss)	.01	%A	.01%		.01%		.01%		.01%		.10%
Supplemental Data
Net assets, end of period (000 omitted)	$15,516,500		$15,286,372		$10,919,067		$2,826,285		$583,462		$700,145

A	Annualized
B	Total returns for periods of less than one year are not annualized.
C	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
D	Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
E	Amount represents less than $.001 per share.

Government Money Market’s financial highlights should be read in conjunction with the financial statements audited by PwC contained in the fund’s Annual Report to Shareholders and the unaudited financial statements contained in the fund’s Semiannual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement.

Prime Fund’s financial highlights for the fiscal year ended October 31, 2014, which are included in the fund’s Prospectus and incorporated herein by reference, have been audited by PwC, independent registered public accounting firm, whose report thereon is included in the fund’s Annual Report to Shareholders.

The financial highlights audited by PwC have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

OTHER INFORMATION ABOUT THE FUNDS (ALL PROPOSALS)

Voting Information

Solicitation of Proxies; Expenses

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the trust’s Board of Trustees to be used at the Meeting. The purpose of the Meeting is set forth in the accompanying Notice.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 20, 2015. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means, or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix D.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Each of the funds in the trust will bear its applicable expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations.

Each of the funds in the trust (as applicable) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For a free copy of Prime Fund’s annual report for the fiscal year ended October 31, 2014, call 1-877-208-0098, log-on to www.advisor.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

Record Date; Quorum; and Method of Tabulation

Shareholders of record as of the close of business on March 16, 2015 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held as of that date, with fractional dollar amounts entitled to a proportional fractional vote.

If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust’s receipt of a subsequent valid telephonic or internet vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposal 2, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote FOR the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted AGAINST the proposed adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR a proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Share Ownership

As of December 31, 2014, shares of each class of each fund issued and outstanding are indicated in Appendix E.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on December 31, 2014, to the knowledge of the trust, is detailed in Appendix F. Other than disclosed in Appendix F, to the knowledge of the trust and Hereford Street Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to Proposal 2, votes to ABSTAIN and broker non-votes will have the same effect as votes cast against the proposal.

Submission of Certain Shareholder Proposals

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

Other Business

The Board knows of no business other than the matter set forth in this Proxy Statement to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

MISCELLANEOUS

Legal Matters (Proposal 2 Only)

Certain legal matters in connection with the issuance of Government Money Market shares have been passed upon by Dechert LLP, counsel to Hereford Street.

Experts (Proposal 2 Only)

The audited financial statements of Prime Fund and Government Money Market are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement and have been audited by PwC, independent registered public accounting firm, whose reports thereon are included in the funds’ Annual Reports to Shareholders for the fiscal year ended October 31, 2014 (Prime Fund) and April 30, 2014 (Government Money Market). The unaudited financial statements for Government Money Market for the six-month period ended October 31, 2014 are also incorporated by reference into the Statement of Additional Information relating to this Proxy Statement.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise Fidelity Newbury Street Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem Street, Smithfield, RI, 02917, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit 1

FIXED INCOME AND ASSET ALLOCATION FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I. Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair.

The Chair shall have the following responsibilities:

1. The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence,

[1]	The term “Funds” includes the investment-grade bond funds, the money market funds and the asset allocation funds and certain funds advised by Strategic Advisers. The term “Funds” does not include The North Carolina Capital Management Trust or the Fidelity Funds overseen by the Board of Trustees of the Equity and High Income Funds (“Equity Funds Board”).

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any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

2. The Chair shall serve as Chair of the Operations Committee.

3. The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

4. At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

5. The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

6. The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

1. The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

2. A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

3. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

4. The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

5. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any

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third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E. Particular Actions of the Committee

The Committee will:

1. Periodically review Board and Committee procedures and Committee Charters.

2. Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

3. Monitor corporate governance matters and make recommendations to the Board.

4. Make recommendations on the frequency and structure of Board of Trustees meetings.

5. Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

6. Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

7. Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

8. Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

9. Act as the administrative committee under the Retirement Plan for Non-Interested Person Trustees, Directors or General Partners (no presently-active Trustees will receive benefits under this plan).

10. Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

11. Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

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12. Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

13. Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

14. Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

15. Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

16. Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee will:

1. Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

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2. Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

3. Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

4. Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

5. Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of the Chair, etc.

1. The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

2. A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

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Exhibit 2

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

OF PRIME FUND (PROPOSAL 2)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of March 16, 2015, by and between Fidelity Newbury Street Trust, a Delaware statutory trust, on behalf of its series Prime Fund (the Acquired Fund), and Fidelity Hereford Street Trust, a Delaware statutory trust, on behalf of its series Fidelity Government Money Market Fund (the Acquiring Fund). Fidelity Newbury Street Trust and Fidelity Hereford Street Trust may be referred to herein collectively as the “Trusts” or each individually as a “Trust.” The Trusts are duly organized statutory trusts under the laws of the State of Delaware with their principal place of business at 245 Summer Street, Boston, Massachusetts 02210. The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the “Funds” or each individually as the “Fund.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for shares of beneficial interest in the Acquiring Fund (the Acquiring Fund Shares) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities; and (b) the constructive distribution of such shares by the Acquired Fund pro rata to its shareholders in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the “Reorganization.”

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

(a) The Acquired Fund is a series of the Acquired Fund Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquired Fund Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquired Fund dated December 30, 2014, previously furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the

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Acquired Fund. The Acquired Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquiring Fund;

(e) The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of the Acquired Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquired Fund at October 31, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquiring Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Acquired Fund’s financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquired Fund’s results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2014 and those incurred in the ordinary course of the Acquired Fund’s business as an investment company since October 31, 2014;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Acquiring Fund Trust on Form N-14 relating to the shares of the Acquiring Fund issuable hereunder and the proxy statement of the Acquired Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to the Acquired Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act,

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the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used in this Agreement shall include the District of Columbia and Puerto Rico);

(j) The Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquired Fund’s officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(l) All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and non-assessable as a matter of Delaware law (except as disclosed in the Acquired Fund’s Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(m) As of both the Valuation Time (as defined in Section 4) and the Closing Date, the Acquired Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Acquired Fund’s portfolio securities and any such other assets as contemplated by this Agreement, the Acquiring Fund will acquire the Acquired Fund’s portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Acquiring Fund) and without any restrictions upon the transfer thereof; and

(n) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund.

2. Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

(a) The Acquiring Fund is a series of the Acquiring Fund Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

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(b) The Acquiring Fund Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquiring Fund, dated June 28, 2014, as supplemented, previously furnished to the Acquired Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquired Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquired Fund;

(e) The Acquiring Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of the Acquiring Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquiring Fund at April 30, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquired Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 2014. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquiring Fund’s financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquiring Fund’s results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2014 and those incurred in the ordinary course of the Acquiring Fund’s business as an investment company since April 30, 2014;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws;

(i) The Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquiring Fund’s officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said

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returns or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on April 30, 2015 and its taxable year that includes the Closing Date;

(k) As of the Closing Date, the shares of beneficial interest of the Acquiring Fund to be issued to the Acquired Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s Statement of Additional Information) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to the Acquiring Fund, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with the federal securities laws.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to assign, sell, convey, transfer, and deliver to the Acquiring Fund as of the Closing Date all of the assets of the Acquired Fund of every kind and nature existing on the Closing Date. The Acquiring Fund agrees in exchange therefor: (i) to assume all of the Acquired Fund’s liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the

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value of the assets of the Acquired Fund transferred hereunder, less the value of the liabilities of the Acquired Fund, determined as provided for under Section 4.

(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include (except as otherwise provided for herein) all of the Acquired Fund’s liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, the Acquired Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Acquiring Fund Shares in exchange for such shareholders’ shares of beneficial interest in the Acquired Fund and the Acquired Fund will be liquidated in accordance with the Acquired Fund’s Amended and Restated Trust Instrument. Such distribution shall be accomplished by the Funds’ transfer agent opening accounts on the Acquiring Fund’s share transfer books in the names of the Acquired Fund shareholders and transferring the Acquiring Fund shares thereto. Each Acquired Fund shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund shares due that shareholder. All outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s share transfer records. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

(e) Any reporting responsibility of the Acquired Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Fund’s books of the Acquired Fund shares constructively exchanged for the Acquiring Fund Shares shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

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4. Valuation.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder less the liabilities of the Acquired Fund, determined as provided in this Section 4.

(c) The net asset value per share of the Acquiring Fund shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund transferred hereunder, and the value of the liabilities of the Acquired Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Acquiring Fund shares and the value of the assets and liabilities of the Acquired Fund shall be computed in the manner set forth in the then-current Acquiring Fund Prospectus and Statement of Additional Information.

(e) If the difference between (i) the net asset value per share of either Fund computed using amortized cost valuation in accordance with paragraph (d) of this Section 4 and (ii) the net asset value per share of the same Fund using mark-to-market valuations as set forth in the Fund’s Procedures to Stabilize Money Market Fund Net Asset Value per Share Under Rule 2a-7, equals or exceeds $0.0025 as of the Valuation Time, then the Closing Date will be postponed until such time as the per share difference is less than $0.0025. Notwithstanding the immediately preceding sentence, the Boards of the Acquired Fund and the Acquiring Fund may determine in their discretion to proceed with the Closing on the Closing Date.

(f) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR LLC, in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund.

5. Fees; Expenses.

(a) The Acquired Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed each class’s voluntary expense cap. Expenses exceeding each class’s voluntary expense cap will be paid by FMR (but not including transaction costs incurred in connection with the purchase or sale of portfolio securities).

(b) Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to the Acquiring Fund will be borne by the Acquiring Fund.

(c) Each of the Acquiring Fund and the Acquired Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

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6. Closing Date.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 245 Summer Street, Boston, Massachusetts, as of the Valuation Time on November 13, 2015, or at some other time, date, and place agreed to by the Acquired Fund and the Acquiring Fund (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Acquired Fund and the net asset value per share of the Acquiring Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. Shareholder Meeting and Termination of the Acquired Fund.

(a) The Acquired Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation of the Acquired Fund.

(b) The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall be terminated as a series of the Acquired Fund Trust pursuant to its Amended and Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

8. Conditions to Obligations of the Acquiring Fund.

(a) That the Acquired Fund furnishes to the Acquiring Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquired Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That the Acquired Fund furnishes the Acquiring Fund with copies of the resolutions, certified by an authorized officer of the Acquired Fund Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(c) That, on or prior to the Closing Date, the Acquired Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

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(d) That the Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security’s adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its Treasurer or Assistant Treasurer;

(e) That the Acquired Fund’s custodian shall deliver to the Acquiring Fund a certificate identifying the assets of the Acquired Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Acquiring Fund; (ii) the Acquired Fund’s assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian’s knowledge, all applicable taxes (including stock transfer taxes, if any) in conjunction with the delivery of the assets, that the custodian has been notified are due, have been paid or provision for payment has been made;

(f) That the Acquired Fund’s transfer agent shall deliver to the Acquiring Fund at the Closing a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That the Acquired Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of the Acquired Fund;

(h) That the Acquired Fund delivers to the Acquiring Fund a certificate of an authorized officer of the Acquired Fund Trust, dated as of the Closing Date, that there has been no material adverse change in the Acquired Fund’s financial position since October 31, 2014, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

9. Conditions to Obligations of the Acquired Fund.

(a) That the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an authorized officer of the Acquiring Fund Trust, dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

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(b) That the Acquiring Fund furnishes to the Acquired Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquiring Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects, and the Acquiring Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That the Acquired Fund shall have received an opinion of Dechert LLP, counsel to the Acquired Fund and the Acquiring Fund, to the effect that the Acquiring Fund shares are duly authorized and upon delivery to the Acquired Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Acquiring Fund (except as disclosed in the Acquiring Fund’s Statement of Additional Information) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

10. Conditions to Obligations of the Acquiring Fund and the Acquired Fund.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, and including “no action” positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund and the Acquired Fund, threatened by the Commission; and

(f) That the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP satisfactory to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code.

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(ii) The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(iii) The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

(iv) The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(v) The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

(vi) The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii) The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares.

(viii) The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor.

(ix) An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this subsection 10(f).

11. Covenants of the Acquiring Fund and the Acquired Fund.

(a) The Acquiring Fund and the Acquired Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) The Acquired Fund covenants that it is not acquiring the Acquiring Fund shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

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(c) The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares; and

(d) The Acquired Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Trust Instrument in accordance with applicable law, and after the Closing Date, the Acquired Fund will not conduct any business except in connection with its liquidation and termination.

12. Termination; Waiver.

The Acquiring Fund and the Acquired Fund may terminate this Agreement by mutual agreement. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or their respective Trustees or officers.

13. Sole Agreement; Amendments; Waivers; Survival of Warranties.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Acquiring Fund or the Acquired Fund; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be paid to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund’s shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

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14. Declarations of Trust.

A copy of each Fund’s Amended and Restated Trust Instrument is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund’s Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. Assignment.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

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ATTACHMENT 1

INFORMATION RELATING TO DAILY MONEY CLASS AND CAPITAL RESERVES CLASS OF GOVERNMENT MONEY MARKET (PROPOSAL 2)

Investment Details

Investment Objective

Fidelity Government Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund’s assets in U.S. Government securities and repurchase agreements for those securities. Effective May 31, 2015, the Adviser normally invests at least 99.5% of the fund’s total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Certain issuers of U.S. Government securities are sponsored or chartered by Congress, but their securities are neither issued nor guaranteed by the U.S. Treasury. The Adviser also may enter into reverse repurchase agreements for the fund.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund’s investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security’s maturity. Money market securities include bank certificates of deposit, bankers’ acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. A repurchase agreement

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entered into by the fund may be collateralized by U.S. Government securities or cash. A repurchase agreement is collateralized fully if the collateral consists entirely of U.S. Government securities and cash items.

Principal Investment Risks

Many factors affect the fund’s performance. The fund’s yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund’s investments could cause the fund’s share price to decrease.

The following factors can significantly affect the fund’s performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the securities of issuers in the financial services sector, can be more sensitive to interest rate changes.
Short-term securities tend to react to changes in short-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund’s assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund’s yield and may prevent the fund from achieving its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Government Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Shareholder Notice

The following is subject to change only upon 60 days’ prior notice to shareholders:

Fidelity Government Money Market Fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

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Effective May 31, 2015, the following replaces the policy above and is subject to change only upon 60 days’ prior notice to shareholders:

Fidelity Government Money Market Fund normally invests at least 99.5% of the fund’s total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).

Valuing Shares

The fund is open for business each day the NYSE is open. Even if the NYSE is closed, a fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund’s assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund’s assets are traded in other markets on days when the fund is not open for business, the value of the fund’s assets may be affected on those days. In addition, trading in some of the fund’s assets may not occur on days when the fund is open for business.

A fund’s assets are valued on the basis of amortized cost.

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term “shares” generally refers to the shares offered through this prospectus.

General Information

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional.

You should include the following information with any order:

•	Your name

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•	Your account number

•	Type of transaction requested

•	Name(s) of fund(s) and class(es)

•	Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Buying Shares

The price to buy one share is its NAV.

Shares will be bought at the NAV next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

If when you place your wire purchase order you indicate that Fidelity will receive your wire that day, your wire must be received in proper form by Fidelity at the applicable fund’s designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.

Capital Reserves Class or Daily Money Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

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Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, Fidelity will process wire redemptions on the same business day, provided your redemption wire request is received in proper form by Fidelity before the NAV is calculated on that day. All other redemptions will normally be processed by the next business day. However, Fidelity may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

•	When you wish to sell more than $100,000 worth of shares.

•	When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.

•	When you are requesting that redemption proceeds be paid to someone other than the account owner.

•	In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtaina signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

•	If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.

•	You are advised to place your trades as early in the day as possible and to provide Fidelity with advance notice of large redemptions.

•	Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

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•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

•	Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

•	If you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

•	You will not receive interest on amounts represented by uncashed redemption checks.

•	Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

(For Capital Reserves Class)

As a Capital Reserves Class shareholder, you have the privilege of exchanging Capital Reserves Class shares of a fund for Capital Reserves Class shares of another fund not offered through this prospectus and for shares of other Fidelity funds.

(For Daily Money Class)

If you have purchased Daily Money Class shares of a fund in connection with the Fidelity Advisor funds program, your Daily Money Class shares may be exchanged only for Class A or Class T shares, as applicable, of Fidelity funds that offer Advisor classes of shares, or Daily Money Class shares of another fund offered through this prospectus. Other shareholders may not exchange Daily Money Class shares of a fund for Class A or Class T shares of Fidelity funds that offer Advisor classes of shares but may exchange Daily Money Class shares of a fund for Daily Money Class shares of another fund offered through this prospectus and for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

•	The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser’s judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

•	Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.

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•	The shares you are acquiring by exchange must be available for sale in your state.

•	Exchanges may have tax consequences for you.

•	If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

•	Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund’s prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (for Capital Reserves Class: Fidelity Money Line© and for Daily Money Class: Fidelity and Fidelity Advisor Money Lines©) electronic money movement through the Automated Clearing House

•	To transfer money between a bank account and your fund account.

•	You can use electronic funds transfer to:

•	Make periodic (automatic) purchases of shares.

•	Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

•	To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

•	To move money from Daily Money Class to Class A or Class T of a Fidelity fund that offers Advisor classes of shares.

Checkwriting

•	To sell shares from your account.

Policies

The following policies apply to you as a shareholder.

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Statements that Fidelity sends to you include the following:

•	Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

•	Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

If your fund balance falls below $500 worth of shares for any reason and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you

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after providing you with at least 30 days’ notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares purchased by a wire order prior to 4:00 p.m. Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase.

Shares purchased by all other orders generally begin to earn dividends on the first business day following the day of purchase.

Shares redeemed by a wire order prior to 4:00 p.m. Eastern time generally earn dividends through the day prior to the day of redemption.

Shares redeemed by all other orders generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Money market funds that allow wire purchases reserve the right to change the time of day by which wire purchase and redemption orders for shares must be placed for purposes of earning dividends.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Any dividends and capital gain distributions will be paid in cash.

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Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund’s distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains. Because the fund’s income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Capital Reserves Class and Daily Money Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

•	Distribution and/or service (12b-1) fees.

•	Payments for additional distribution-related activities and/or shareholder services.

•	Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the statement of additional information (SAI).

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Capital Reserves Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act). Under the plan, Capital Reserves Class is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Capital Reserves Class shares. Capital Reserves Class currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month.

In addition, pursuant to the Capital Reserves Class plan, Capital Reserves Class pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Capital Reserves Class’s average net assets throughout the month for providing shareholder support services.

FDC may reallow to intermediaries, including its affiliates, up to an annual rate of 0.25% of average net assets they maintain, for providing services intended to result in the sale of Capital Reserves Class shares and, up to an annual rate of 0.25% of average net assets they maintain, for providing shareholder support services.

Daily Money Class shares purchased by exchange from Class A or Class T shares of a Fidelity fund that offers Advisor classes of shares are subject to any contingent deferred sales charge (CDSC) to which the Class A or Class T shares that you exchanged for Daily Money Class shares would have been subject.

Daily Money Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act). Under the plan, Daily Money Class is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Daily Money Class currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow to intermediaries, including its affiliates, up to an annual rate of 0.25% of average net assets they maintain, for providing shareholder support services.

Any fees paid out of a class’s assets on an ongoing basis pursuant to the Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each class’s plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for each class. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as

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having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

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APPENDIX A

NOMINEE OWNERSHIP OF FUND SHARES (PROPOSAL 1)

Interested Nominees

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Abigail P. Johnson	Geoffrey A. von Kuhn
Prime Fund	none	none
Government Fund	none	none
Tax-Exempt Fund	none	none
Treasury Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$1 - $10,000

Independent Nominees

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
Prime Fund	none	none	none	none
Government Fund	none	none	none	none
Tax-Exempt Fund	none	none	none	none
Treasury Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Prime Fund	none	none	none	none
Government Fund	none	none	none	none
Tax-Exempt Fund	none	over $100,000	$1 - $10,000	none
Treasury Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

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APPENDIX B

TRUSTEE COMPENSATION (PROPOSAL 1)

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year October 31, 2014, or the calendar year ended December 31, 2014, as applicable.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler[2]	Albert R. Gamper, Jr.	Robert F. Gartland
Prime FundB	$8,436	$0	$10,538	$8,436
Government Fund	$2	$0	$3	$2
Tax-Exempt FundC	$4,494	$0	$5,614	$4,494
Treasury Fund	$2,442	$0	$3,051	$2,442
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$398,000	$46,361	$498,000	$398,000

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Prime FundB	$8,436	$8,436	$9,066	$9,487
Government Fund	$2	$2	$2	$2
Tax-Exempt FundC	$4,494	$4,494	$4,830	$5,054
Treasury Fund	$2,442	$2,442	$2,625	$2,747
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$398,000	$398,000	$428,000	$448,000

[1]	Abigail P. Johnson and Geoffrey A. von Kuhn are interested persons and are compensated by Fidelity.
[2]	Effective November 20, 2014, Mr. Engler serves as a Trustee of Fidelity Newbury Street Trust.
A	Reflects compensation received for the calendar year ended December 31, 2014 for 233 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.
B	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $6,861; Michael E. Kenneally, $4,574.
C	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $3,656; Michael E. Kenneally, $2,437.

B-1

APPENDIX C

FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 1)

The following tables provide the fees billed by PwC and Deloitte for services rendered to each fund for each of the fiscal years ended October 31, 2014 and October 31, 2013.

2014A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Government Fund[1]	$27,000	$–	$4,900	$600
Prime Fund[2]	$55,000	$–	$2,200	$8,100
Tax-Exempt Fund[2]	$42,000	$–	$2,200	$5,100
Treasury Fund[2]	$43,000	$–	$2,200	$3,500

2013A, B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Government Fund[1]	$23,000	$–	$4,700	$100
Prime Fund[2]	$59,000	$–	$2,100	$8,500
Tax-Exempt Fund[2]	$43,000	$–	$2,100	$5,000
Treasury Fund[2]	$44,000	$–	$2,100	$3,500

A	Amounts may reflect rounding.
B	Government Fund commenced operations on July 2, 2013.
[1]	Deloitte serves as Independent Registered Public Accounting Firm.
[2]	PwC serves as Independent Registered Public Accounting Firm.

The following table provides the fees billed by PwC and Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds in each of the fiscal years ended October 31, 2014 and October 31, 2013.

2014A	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$4,430,000	$–	$–
Deloitte	$150,000	$–	$590,000

2013A, B	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$5,395,000	$–	$50,000
Deloitte	$1,010,000	$–	$800,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Government Fund’s commencement of operations.

C-1

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

The following table shows the aggregate non-audit fees billed by PwC and Deloitte for services rendered to the funds and any Fund Service Provider for each of the fiscal years ended October 31, 2014 and October 31, 2013.

2014A	Aggregate Non-Audit Fees
PwC	$5,665,000
Deloitte	$1,830,000

2013A, B	Aggregate Non-Audit Fees
PwC	$6,320,000
Deloitte	$1,925,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Government Fund’s commencement of operations.

C-2

APPENDIX D

COST OF SOLICITATION SERVICES (ALL PROPOSALS)

	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Government Fund	$2,000	$200
Prime Fund	$4,359,000	$484,000
Tax-Exempt Fund	$1,171,000	$130,000
Treasury Fund	$385,000	$43,000

D-1

APPENDIX E

FUND SHARES ISSUED AND OUTSTANDING (ALL PROPOSALS)

Class Name	Number of Shares Outstanding as of December 31, 2014
FIDELITY NEWBURY STREET TRUST
Government Fund: Capital Reserves Class	4,375,539
Government Fund: Daily Money Class	2,858,973
Prime Fund: Capital Reserves Class	9,966,820,874
Prime Fund: Daily Money Class	7,880,186,968
Tax-Exempt Fund: Capital Reserves Class	433,034,270
Tax-Exempt Fund: Daily Money Class	377,335,159
Tax-Exempt Fund: Fidelity Tax-Free Money Market Fund	9,888,326,885
Treasury Fund: Advisor B Class	11,976,108
Treasury Fund: Advisor C Class	107,173,568
Treasury Fund: Capital Reserves Class	1,124,216,416
Treasury Fund: Daily Money Class	4,622,588,374

FIDELITY HEREFORD STREET TRUST
Fidelity Government Money Market Fund	15,825,607,593

E-1

APPENDIX F

RECORD AND/OR BENEFICIAL OWNERSHIP (ALL PROPOSALS)

December 31, 2014

As of December 31, 2014, the following owned of record and/or beneficially 5% or more of the outstanding shares of a class:

Class	Owner Name	City	State	Ownership %
GOVERNMENT FUND: CAPITAL RESERVES CLASS	PRUDENTIAL	NEWARK	NJ	78.01%
GOVERNMENT FUND: CAPITAL RESERVES CLASS	FIDELITY INVESTMENTS	BOSTON	MA	25.56%
GOVERNMENT FUND: DAILY MONEY CLASS	FIDELITY INVESTMENTS	BOSTON	MA	36.90%
GOVERNMENT FUND: DAILY MONEY CLASS	ADP	ROSELAND	NJ	15.68%
GOVERNMENT FUND: DAILY MONEY CLASS	JACKSON NATIONAL	TAMPA	FL	7.87%
GOVERNMENT FUND: DAILY MONEY CLASS	SECURITIES AMERICA INC	LAVISTA	NE	5.49%
TAX-EXEMPT FUND: DAILY MONEY CLASS	PREMIER TRUST INC	LAS VEGAS	NV	5.31%
TREASURY FUND: ADVISOR B CLASS	WELLS FARGO BANK	CHARLOTTE	NC	20.82%
TREASURY FUND: ADVISOR C CLASS	STERNE AGEE FINANCIAL SERVICES INC.	BIRMINGHAM	AL	13.44%
TREASURY FUND: ADVISOR C CLASS	PAYCHEX SECURITIES CORPORATION	WEST HENRIETTA	NY	5.99%
TREASURY FUND: DAILY MONEY CLASS	THERANOS INC	PALO ALTO	CA	5.01%

As of December 31, 2014, approximately 30.04% of Government Fund’s total outstanding shares was held of record and/or beneficially by Fidelity Investments, Boston, MA; and approximately 47.18% of Government Fund’s total outstanding shares was held of record and/or beneficially by Prudential, Newark, NJ.

F-1

Fidelity is a registered service mark of FMR LLC. 2015 © FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.9863593.100	FNST-PXS-0315

P.O. BOX 673023 DALLAS, TX 75267-3023

Vote this proxy card TODAY!

Your prompt response will save the expense

of additional mailings.

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below in hand.

2) Go to the website www.proxyvote.com/proxy

3) Follow the instructions provided on the website.

To Vote by Touch-Tone Telephone

1) Read the Proxy Statement and have the proxy card below in hand.

2) Call 1-877-296-4941

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     M84493-S28871                     KEEP THIS PORTION FOR YOUR RECORDS

 — — —— — — — —  —  —  — — —  —  —  — — — —  —  —  — —  —  —  —  —  —  —  — — —  — — — — — — — — — — — — — —  — — — — —  — — — — —

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matterS.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		☐	☐	☐
1. To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

(01) Elizabeth S. Acton (02) John Engler (03) Albert R. Gamper, Jr. (04) Robert F. Gartland (05) Abigail P. Johnson	(06) Arthur E. Johnson (07) Michael E. Kenneally (08) James H. Keyes (09) Marie L. Knowles (10) Geoffrey A. von Kuhn

				FOR	AGAINST	ABSTAIN

2.    To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Prime Fund to Fidelity® Government Money Market Fund in exchange solely for corresponding shares of beneficial interest of Fidelity Government Money Market Fund and the assumption by Fidelity Government Money Market Fund of Prime Fund’s liabilities, in complete liquidation of Prime Fund.

				☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Newbury-PXC-0315-gf

Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

— — —— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
M84494-S28871

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Elizabeth S. Acton, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 12, 2015 at 1:30 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Newbury-05/2015-gf

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		☐	☐	☐
1. To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

(01) Elizabeth S. Acton (02) John Engler (03) Albert R. Gamper, Jr. (04) Robert F. Gartland (05) Abigail P. Johnson	(06) Arthur E. Johnson (07) Michael E. Kenneally (08) James H. Keyes (09) Marie L. Knowles (10) Geoffrey A. von Kuhn

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	M82616-S28870 Newbury-PXC-0315-gf	Signature (Joint Owners)	Date

PO Box 673023 Dallas, TX 75267-3023

Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON:    Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

CALL:        To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

MAIL:         Return the signed proxy card in the enclosed envelope.

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Elizabeth S. Acton, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 12, 2015 at 2:00 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

M82617-S28870 Newbury-05/2015-gf

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: Fidelity Investments
Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders
Important proxy material is available for your review
Dear Investor,
Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.
Important notice regarding the availability of proxy materials for the shareholder meeting.
[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders
Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)
[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)
For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)
How to vote
To vote through the internet, click on the link below and follow the on–line instructions.
Proxy voting (this is a link to the proxy voting page)
When voting you will be required to enter the CONTROL number.
[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############] (there may be a line above the Control Number)
(use this number to cast your vote)
To vote by touchtone telephone, call [insert appropriate phone number – Broadridge 1–877–296–4941; D.F. King 1–800–991–5630 (“1–” may/may not be included)] and follow the recorded instructions.
You can access these proxy materials at the following website [address(es)/address[es]]:
[Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:]
http://www.xxxxxxx
[Prospectus (included in the case of a merger)[:]
http://www.xxxxxxx]
If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.
Additional information
QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1–877–208–0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.
ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.
PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll–free telephone number listed in the electronic proxy materials.
PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.
Thank you for choosing Fidelity.
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[tree with arrow logo] Choose eDelivery
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Log in or register at advisor.fidelity.com
View the Fidelity Investments and the Fidelity Funds privacy notice
628563.3.0 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: National Financial
Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders
Fidelity Investments and pyramid design logo
Notice of Availability of Important Proxy Material
Dear Investor,
Thank you for choosing to receive your shareholder documents through eDelivery.
You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders
Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)
For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE: (format may be bold)
You can enter your proxy vote at the link to the following third–party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).
Proxy Voting (this is a link to the proxy voting page)
[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters) CONTROL NUMBER: [#############] (use this number to cast your vote via touch–tone)
To vote by touch–tone telephone, call [insert appropriate phone number – Broadridge 1–877–296–4941; D.F. King 1–800–991–5630] and follow the recorded instructions.
You can access these Proxy Materials at the following Web address(es):
[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] http://xxxxx
[[If proxy materials are for a merger proxy the email will also include: Prospectus[:] http://xxxxx]
If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.
ADDITIONAL INFORMATION:
To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.
If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1–800–544–6666 and press “0” to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.
If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1–877–208–0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.
Please do not reply to this [email/e–mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e–mail].
Sincerely,

Fidelity Investments
The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.
To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.
Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917
624840.4.0
© 2012 FMR LLC. All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: National Financial Services LLC
Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders
Important proxy material is available for your review
Dear Investor,
Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e–mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.
Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting
[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders
Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date the e–mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]
For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE:
You can enter your proxy vote by clicking the “Proxy Voting” link for the third–party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).
Proxy Voting (this is a link to the proxy voting page)(link may not be bold)
Because electronic proxy materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touch–tone telephone. If you vote through the Internet link, you will be required to enter the control number. For touch–tone, you will be required to enter the control number.
[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters) CONTROL NUMBER: [#############] (use this number to cast your vote)
To vote by touch–tone telephone, call [insert appropriate phone number – Broadridge 1–877–296–4941; D.F. King 1–800–991–5630] and follow the recorded instructions.
You can access these proxy materials at the following Web address[es]:
[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] http://www.xxxxxxx
[Included if merger: Prospectus[:] http://www.xxxxxxx]
If your e–mail software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.
If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.
Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.
Help: Questions? Please contact your representative.
(Note: Do not reply to this e–mail. Any e–mail received will not be reviewed or monitored.)
This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e–mail message as it was automatically generated.
Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.
622776.2.1

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: Fidelity Investments
Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders
[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed by dark green border with text appearing in white or light gray areas within the frame]
Secure Login [picture of a lock appears]
(hyperlink to fidelity.com log–in screen)
[Green Line with arrow logo appears] Important proxy voting material is ready for your action Quick Links
Get Assistance (hyperlink to Phone Numbers page on fidelity.com)
A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.
[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]
You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].
(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log–in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)
(picture of green telephone handset appears) Call [insert touch–tone voting telephone number – Broadridge [1–]877–296–4941; D.F. King [1–]800–991–5630 ] and follow the recorded instructions.
Learn more about the shareholder meeting through the proxy material available online:
[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]
[for a merger, hyperlink to prospectus also appears: [Prospectus]]
If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.
To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.
If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800-544-6666 and press “0” to speak to a Fidelity Representative.
If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877-208-0098.
(picture of green Fidelity eDelivery logo appears) eDelivery
You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.
Contact Us – We’re Here to Help
800–544–6666 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)
Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com)
To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.
Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917
674322.1.1
© 2014 FMR LLC
All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: Fidelity Investments
Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders
[Fidelity Investments pyramid design logo]
First Name Last Name
plan sponsor
[Green Line and Arrow Logo] Important proxy materials are available for your review Quick Links
Proxy Vote
Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.
This e–mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.
[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders
Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)
For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE:
You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.
To vote by the Internet, click the “Proxy Vote” link below and you will be directed to a third–party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.
[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, [insert appropriate phone number – Broadridge
1–877–296–4941; D.F. King 1–800–991–5630 and follow the recorded instructions.
CONTROL NUMBER: [#############]
The proxy materials can be found through the following [link[s]/link(s)]:
[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold)
http://www.xxxxxxx
[If proxy materials are for a merger proxy the email will also include:
Prospectus[:]
http://www.xxxxxxx]
AdobeÒ ReaderÒ is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/
If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e–mail, please call your plan’s toll–free number. You can also visit Fidelity NetBenefitsâ for more information about your benefits plan.
Privacy Policy | Terms of Use
To stop receiving e–mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e–mail.
This mailbox is not monitored and you will not receive a response.
Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210
625428.5.1
ã 2014 FMR LLC All rights reserved

eFail Buckslip—to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e–mail failure occurred:
Dear Investor,
We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e–mail address, as reflected on our records. That e–mail address appears to be invalid.
To correct your e–mail address, please log in to one or more of your online account(s) and follow the instructions.
If this e–mail address is correct, there may be another issue preventing the receipt of these e–mails. Here are some things you should do:
? Confirm that your e–mail account is still active.
? Make sure that your e–mail inbox is not full (over its capacity).
? If you are using an e–mail address provided by your employer, make sure that you can receive e–mails from outside parties.
? Ask your e–mail provider if it has experienced an outage in its system.
Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e–mail address.
Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of
Broadridge Touch–Tone Voting Script
1–877–296–4941
Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service.”
Shareholder Hears:
“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”
“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”
Shareholder presses “1” and hears:
“Lets Begin.”
** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”
** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”
Enter Control Number Script - Shareholder hears:
“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”
Shareholder Enters Control number…
Valid Control Number: (See “Voting” Script)
Invalid (Input 1 or 2 times) less than or more than 16 digits: “Sorry, your input was invalid. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”
Invalid 16 digit control number (Input 1 or 2 times): “Control number is invalid. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”
Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).
If shareholder presses 1 – shareholder is directed to the “Voting“ Script
Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”
If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2
If shareholder presses 2 - shareholder goes to “Voting” Script
Voting:
“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”
If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends
Shareholder presses:
Shareholder hears:
1
“If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script”
2
Shareholder goes to “Completed Proposal Voting” Script #2
Nominee Vote Script: (Trustee election proposal)
Shareholder presses:
Shareholder hears:
1
“Proposal Voting.” Goes to “Proposal Vote Script”.
2
“Proposal Voting.” Goes to “Proposal Vote Script”.
3
“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”
After each election shareholder hears: “O.k. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”
Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”

(Continued and confirmed for each nominee(s))
See Confirm Options below.
Proposal Vote Script:
Shareholder hears:
“(There are/There is)<#Proposals> (additional) proposal[s] to vote on .” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”
The selections are:
For/Against/Abstain
For/Against
For/Abstain
For/Withhold
For/Against/Withhold
For/Against/Abstain Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain]
For/Against Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”’s selection, the prompt will confirm their choice of [for/against/withhold].
See Confirm Options below.
Completed Proposal Voting:
Script 1: “You have completed Proposal Voting”
Script 2: “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”
This text will be heard following the final proposal on the voting ballot.
Confirm Options:
“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:]

Nominee Confirmation:
Proposal Confirmation:
[You have voted for all nominees]/
[You have voted to withhold all nominees]/
[You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]
“You have voted [For/Against/to Abstain from] Proposal ##.”
(Repeated as necessary)
Vote Logged Script:
Vote is sent to mainframe “If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”
If shareholder presses 1: Shareholder then goes to “Vote Another?“ Script.
If shareholder presses 2: they are directed to the “Voting” Section.
**Based on the shareholder
If shareholder presses 3: they are directed to the “Confirmation Options” Section.
Vote Another?: Script:
Shareholder wants to/does not want to vote on another proposal. “If this concludes your business press 1, if you would like to vote another proxy press 2.”
If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.”
If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.
Error Messages:
Auto Proxy Unavailable Error: “We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”
Meeting Date has passed: “Sorry, the control number you entered is no longer valid.
Control number no longer valid: “Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times: “Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Upon log–in to www.proxyvote.com/proxy shareholder sees Screen 1]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – This is a secure internet site that will allow you to:

Text - [bullet] Submit your proxy voting instructions on–line or learn how to vote

Text - [bullet] View electronic versions of Proxy Materials on–line

Text - [bullet] Request Proxy Materials if you received a Notice of Internet Availability

Text – It is easy to get started

Text – Simply enter your Control Number in the box below. This Control Number can be found in several places depending on the type of notification you received.

Link - [bullet] Proxy Card recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on “Proxy Card” a window appears that contains a sample proxy card with the location of the control number highlighted]

Link - [bullet] E–Mail Notification recipients can find the Control Number next to the label “Control Number.” [when shareholder clicks on “E–Mail Notification” a window appears that contains a sample e–mail with the location of the control number highlighted]

Link - [bullet] Notice of Internet Availability of Proxy Materials recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on “Notice of Internet Availability” a window appears that contains a sample Notice with the location of the control number highlighted]

Link - To access materials without a control number: Click here to view Proxy Materials or Information Statements for the Fidelity funds [when shareholder clicks on “Click here” a window appears that contains proxy, merger proxy, and information statement materials for this, current, and previous proxy and merger proxy campaigns or Information Statement mailings (see form of “Proxy Materials Page”]

Input -	Enter your Control Number

[box in which to enter your control number appears here]

[“Submit” button appears here]     [if shareholder clicks on “Submit” Screen 2 appears if the shareholder received a Notice and Screen 5 appears if the shareholder received a full–set package via mail or e–delivery]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)               © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 2

[For shareholder that received his/her proxy via the Notice method]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]    (right justified) Control#: [control number prints here]

Text - [bullet] View Proxy Materials by choosing the option below

Text - [bullet] Vote your shares by choosing the option below or vote by touchtone telephone at 1–877–296–4941

Text - [bullet] Request Proxy Materials (for future meetings and/or for this meeting only) be sent to you by e–mail or hard copy at no charge by choosing the option below

Text - (centered)             View Proxy Materials

Link - (centered)             [link to access “Letter to Shareholders, Notice of Meeting, and Proxy Statement” appears here] [if shareholder clicks on link a PDF copy of the proxy materials opens in another window]

Text - (left centered)       Request Proxy Materials

Link - (left centered)       [link to access “Request Copy” appears here] [if shareholder clicks on link Screen 3 opens]

Text - (right centered)     Vote Your Shares

Link - (right centered)     [link to “Vote” appears here] [if shareholder clicks on link Screen 5 opens]

Link – (left justified) Learn more about Notice & Access [if shareholder clicks on “Learn more about Notice & Access” another window opens that explains the concept of Notice & Access]

Link – To enroll for electronic delivery without voting your Proxy, please click here. [if shareholder clicks on “click here” the electronic delivery sign–up screen opens in another window]

Link – [picture of PDF document appears here] Download Adobe Acrobat. [if shareholder clicks on “Download Adobe Acrobat.” the Adobe web site (http://get.adobe.com/reader) launches]

Text – You may need Adobe Acrobat to view the documents listed above.

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 3 – Fulfillment Request Proxy Materials Page

[For shareholder that received his/her proxy via the Notice method]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]    (right justified) Control#: [control number prints here]

Text – Welcome to the Fulfillment Request Service

Text – We are pleased to offer shareholders the ability to request copies of the Proxy Materials.

Text – View Proxy Materials

Link - [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” a PDF copy of the proxy materials opens in another window]

Text – Please choose from one of the selections below:

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by e–mail to the e–mail address below at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by e–mail to the e–mail address below for this meeting and by mail to the same address as the Notice for all future meetings at no cost to me.

Input -	(left side) Input E–mail Address: [shareholder inputs his/her e–mail address here]
(right side) Verify E–mail Address: [shareholder inputs his/her e–mail address here]

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by mail to the same address as the Notice at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

Link – If you wish to receive all future Proxy Materials electronically, please click here to register for electronic delivery. [if shareholder clicks on “click here” the electronic delivery sign–up screen opens in another window]

Link - (left justified) [link to “Submit Request” appears here] (to right) [link to go “Back to Shareholder Portal” appears here] [if shareholder clicks on “Submit Request” Screen 4 appears; if shareholder clicks on “Back to Shareholder Portal” Screen 2 appears]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 4 – Fulfillment Request Confirmation Page

[For shareholder that received his/her proxy via the Notice method and selected a fulfillment request option on Screen 3]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]     (right justified) Control#: [control number prints here]

Text – Your fulfillment request has been received. THANK YOU!

Link – If you would like to process another request, please click here to enter your next Control Number. [if shareholder clicks on “click here” Screen 1 appears]

Link – If you have completed your request, please click here to exit. [if shareholder clicks on “click here” the web page closes]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 5 – Internet Voting Page

[Page appears if shareholder received his/her proxy via the Notice method and selects “Vote Your Shares” on Screen 2 or if shareholder received his/her proxy via full–set delivery and enters his/her control number on Screen 1]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text – (right justified) Proxy Materials

Link(s) - (right justified) [bulleted list appears here with links to proxy materials for campaign for which vote is being cast] [Letter to Shareholders[,]] [Notice of Meeting and Proxy Statement] [if a merger proxy: Prospectus] [if shareholder clicks on link(s) PDF copy(ies) of the proxy materials opens in another window]

Text – (left justified) Vote Your Shares

Text – (left justified) 1. Vote [highlight]/(centered) 2. Review/(right justified) 3. Confirmed

Text – (centered) Proxy Voting Form

Text – (centered) The Board’s Recommendation[s]

Text – (centered) THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]

Text – (centered) To vote, mark your selection[s] under “Vote Options” then select the “Vote the proposal[s] as indicated above” button at the bottom of the screen. Please refer to the proxy statement for discussion of [each of these/this] matter[s].

	Proposal	Board Recommends	Vote Options
01	[Title of proposal will be inserted] Nominees: [list of nominees]	[For/Withhold/For All Except]	☐ For All Nominees ☐ Withhold All Nominees ☐ For All Except Those Selected Below [names of all nominees listed here]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

03	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

04	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

05	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

Text – (left justified) You will have an opportunity to confirm that your [selection was/selections were] properly recorded after you submit your vote.

Text – (left justified) Back to top [if shareholder selects “Back to top” he/she is brought to the top of the page]

Link - (centered)           [l“Vote the proposal[s] as indicated above” and “Reset” buttons appear here] [if shareholder clicks on “Vote” button Screen 6 appears; if shareholder clicks on “Reset” button vote selections clear on this page ]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 6 – Internet Voting Confirmation Page

[Page appears after shareholder elects his/her vote selection and clicks on a “Vote” button on Screen 5]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]     (right justified) Control#: [control number prints here]

Text – (centered) Vote Confirmation

Text – (centered) Please review the instructions below and click on the “Final Vote Submission” button at the bottom of the screen to submit your vote.

Text – (left justified) 1. Vote/(centered) 2. Review [highlight]/(right justified) 3. Confirmed

Text – (centered) Proxy Voting Form

Text – (centered) [You have voted as follows:]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote will be cast as recommended by the Board of Trustees unless you select the “Back” button below and revise your vote.]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]

☐ For All Nominees

[names of all nominees listed here]

☐ Withhold All Nominees

[names of all nominees listed here]

☐ You voted

[names of all nominees listed here with

indication of how shareholder voted next to

name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

03	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

04	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

05	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

Text – (left justified) Please review your selection carefully before voting.

Text – (left justified) If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.

Text – (left justified) If any of the information above is incorrect, return to the Proxy Voting Form by selecting the “Back” button below.

Text – (left justified) If you would like to receive an e–mail confirmation, enter your e–mail address here: [shareholder inputs his/her e–mail address here]

Selection - (centered)           [“Final Vote Submission” and to go “Back” buttons appear here] [if shareholder clicks on “Final Vote” button Screen 7 appears; if shareholder clicks on “Back” button Screen 5 appears]

Text – (centered) Click on the “Final Vote Submission” button above to sign and submit your proxy vote and to appoint [[name of proxy agent 1], [name of proxy agent 2], and [name of proxy agent 3]], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Links – (centered)          Download Adobe® Reader®   Privacy Statement   Terms and Conditions

Text – (centered)            © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 7 – Vote Submission Page

[Page appears after shareholder selects “Final Vote Submission” on Screen 6]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]    (right justified) Control#: [control number prints here]

Text – (left justified) Thank You! Your vote has been submitted as detailed below.

Text – (left justified) [If shareholder has requested an e–mail vote confirmation on Screen 6 the following appears: Your e–mail confirmation has been sent to: [shareholders email address]]

Links – [Change Vote]    [Vote Another Proxy]    [Exit Internet Proxy Voting Services] [if shareholder clicks on “Change Vote” Screen 5 appears; if shareholder clicks on “Vote Another Proxy” Screen 1 appears; if shareholder clicks on “Exit Internet Proxy Voting Service” the shareholder is prompted to close the web page]

Text – (left justified) 1. Vote/(centered) 2. Review/(right justified) 3. Confirmed [highlight]

Text – (right justified) Click here to print vote confirmation: [picture of printer appears here] [if shareholder clicks on picture of printer print window appears and page prints in form noted below]

Text – (centered) Proxy Voting Form

Text – (centered) [You have voted as follows:]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote has been cast as recommended by the Board of Trustees.]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]	[For All Nominees [names of all nominees listed here]] [Withhold All Nominees [names of all nominees listed here]]

☐ You voted [names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

03	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

04	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

05	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)               Please enroll in eDelivery by logging into your online account.

Text – (centered)               © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1 a new window will open that presents information in the following format]

Form Of

Proxy Materials Page

Text – (left justified) Proxy VoteTM

Text – (left justified)         Fidelity funds

Text – (left justified)         Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder requests an e–mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e–mail address provided by the shareholder]

Form Of

E–mail Confirmation

Text - (left justified)

Your vote for Control Number [**** (last 4 digits of control number) inserted here] has been submitted to Fidelity Investments for

[Trust name:]

[Fund name], as follows:

Proposal 1. [proposal title].........[Each nominee’s name is listed followed by how the shareholder voted for that nominee] [For] [Withhold]

Proposal 2. [proposal title].........[For] [Against] [Abstain]

Proposal 3. [proposal title].........[[For] [Against] [Abstain]

Proposal 4. [proposal title].........[For] [Against] [Abstain]

Proposal 6. [proposal title].........[For] [Against] [Abstain]

Thank you for voting.

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

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Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns. Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re–voting, the last vote cast remains on record.

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Proxy Voting Q&A posted on advisor.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on advisor.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re–voting, the last vote cast remains on record.